UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   February 21, 2024
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510)724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIO.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 7.01    Regulation FD Disclosure.

Bio-Rad Laboratories, Inc. (“Bio-Rad”) hereby provides the following update on information disclosed under the heading “Investment in Sartorius AG” in Part 1 Item 1 of Bio-Rad’s Form 10-K for the year ended December 31, 2023 that was filed on February 16, 2024 relating to Bio-Rad’s investment in Sartorius AG. The update relates to Sartorius AG’s financial results for the year ended December 31, 2023 that were disclosed by Sartorius AG on February 16, 2024.

Investment in Sartorius AG

The following summarizes certain financial data of Sartorius as of and for the year ended December 31, 2023, (in millions).

December 31, 2023 (1)
Current assets	€ 1,956.9
Non-current assets	7,798.5
Current liabilities	1,330.0
Non-current liabilities	5,667.9
Equity	2,757.4

Year Ended December 31, 2023 (1)
Sales revenue	€ 3,395.7
Gross profit on sales	1,567.1
Earnings before interest and taxes (EBIT)	503.9
Net profit	290.0

Cash flow from operating activities	853.6
Cash flow from investing activities	(2,823.3)
Cash flow from financing activities	2,165.7

1.As disclosed in Sartorius AG's consolidated financial statements for the year ended December 31, 2023, prepared in accordance with the International Financial Reporting Standards (IFRS), the International Financial Reporting Interpretations Committee (IFRIC) Standards, and the International Accounting Standards Board (IASB) as required to be applied by the European Union, and based upon information publicly disclosed by Sartorius. Bio-Rad does not assume, and by way of referencing the financial data of Sartorius above shall not be deemed to assume, any responsibility or liability for any errors or omissions in the information publicly disclosed by Sartorius.

Refer to Sartorius’ 2023 Annual Report for further details, which can be found at https://www.sartorius.com/en/company/investor-relations/sartorius-ag-investor-relations. The Sartorius website and any information disclosed thereon are not incorporated by reference into this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	February 21, 2024	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary